                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-75870), Form S-8 (No. 333-05645) and on Form S-8 (No. 333-52955) of PetroCorp Incorporated of our report dated March 30, 1999, appearing on page 27 of the Annual Report of Petrocorp Incorporated on Form 10-K for the year ended December 31, 1998.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
April 12, 1999